Investor Overview Verra Mobility Q4 Investor Presentation For the Quarter Ended December 31, 2021 Exhibit 99.3

Forward-looking statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility” or the “Company”) are based on current expectations and judgements of the Company as of the date of this release. The Company disclaims any intent or obligation to update forward-looking statements hereafter. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to (1) the impacts on our operations and business resulting from our delayed 2021 Form 10-K filing (2) the disruption to our business and results of operations as a result of the COVID-19 pandemic; (3) the impact of the COVID-19 pandemic on our revenues from key customers in the rental car industry and from photo enforcement programs; (4) customer concentration in our Commercial Services and Government Solutions segments; (5) decreases in the prevalence of automated photo enforcement or the use of tolling; (6) risks and uncertainties related to our government contracts, including but not limited to administrative hurdles, legislative changes, termination rights, audits and investigations; (7) decreased interest in outsourcing from our customers; (8) our ability to properly perform under our contracts and otherwise satisfy our customers; (9) our ability to compete in a highly competitive and rapidly evolving market; (10) our ability to keep up with technological developments and changing customer preferences; (11) the success of our new products and changes to existing products and services; (12) our ability to successfully integrate our recent or future acquisitions; (13) failures in or breaches of our networks or systems, including as a result of cyber-attacks; and (14) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. These risks, uncertainties and other factors are further described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents filed with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures, and Free Cash Flow Margin is defined as Free Cash Flow divided by total revenue. Pro Forma Adjusted Revenue adjusts total revenue for non-cash amortization of contract incentive and certain pre-acquisition results. These non-GAAP financial measures may be determined or calculated differently by other companies. As a result, they may not be comparable to similarly titled performance measures presented by other companies. Reconciliations of these non-GAAP measurements to the most directly comparable GAAP financial measurements have been provided elsewhere in this presentation. Verra Mobility uses these non-GAAP financial metrics to measure its performance from period to period both at the consolidated level as well as within its operating segments, to evaluate and fund incentive compensation programs and to compare its results to those of its competitors. In addition, the Company also believes that these non-GAAP measures provide useful information to investors regarding financial and business trends related to the Company’s results of operations and that when non-GAAP financial information is viewed with GAAP financial information, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. These non-GAAP measures have certain limitations as analytical tools and should not be used as substitutes for net income, cash flows from operations, earnings per share or other consolidated income or cash flow data prepared in accordance with GAAP.

Verra mobility Who We Are SAFE. SMART. CONNECTED. A global leader in smart transportation, we work alongside our customers to relentlessly develop customized technology solutions to solve complex transportation challenges. Building safer cities by installing, maintaining and managing leading technology that positively impacts driver behavior and enhances road safety. Enabling smarter roadways by providing the integrated technology to help rental car companies and large fleet operators manage tolls, violations, and vehicle title and registrations. Developing more connected systems by seamlessly connecting people, technology and data across the smart mobility ecosystem. As mobility becomes more complex, connected and automated, Verra Mobility works behind the scenes to help make transportation safer and easier.

We operate in three business segments Who We Are * TTM Service Revenue for the period ending December 31, 2021; Parking Solutions represents T2 Systems post-closing (December 7, 2021) Business Unit Commercial Services $261M Service Revenue* Government Solutions $228M Service Revenue* Parking Solutions $4M Service Revenue* What we do Who we serve Business Model The Commercial Services segment generates revenue by providing fully outsourced tolling and violations management and title and registration services to our customers through integrated technologies that both reduce cost and add value. The Government Solutions segment generates revenue by contracting with municipalities and school districts to provide the hardware, software, installation, maintenance and support they need to identify, issue, enforce, and successfully adjudicate traffic violations. Rental Car Companies (RACs) Fleet Management Companies (FMCs) Large Fleet Operators Municipalities Counties School districts Other governmental entities Universities Municipalities Healthcare Commercial/Private Operators The Parking Solutions segment provides an integrated suite of parking software and hardware solutions that includes curbside management, mobile payments, contactless transactions and transportation demand management. Violators Management Software Municipalities/Universities

Commercial services Providing tolling, violation management and title/registration services Toll Management Violations Title and Registration Rental fleet toll collection and management, reducing in-house administrative burdens while providing convenience to the driver – daily or flat fee Commercial fleet toll collection and management driving value for customers Manage toll, parking and photo enforcement violations for rental car and commercial fleets, reducing violation-related expenses and late fees European toll and violation collection and management for issuing authorities for administrative fees Rental car and commercial fleet title and registration for data management and services fee $261M Service Revenue* United States & a portion of Canada United States & Europe United States * TTM Service Revenue for the period ending December 31, 2021

Government solutions Increasing road safety by changing driver behavior Red-Light Safety Cameras Speed Safety Cameras Stop-Arm Safety Cameras Bus Lane Cameras Capture and process images and video of vehicles running red lights Capture and process images and video of vehicles exceeding speed limits Capture and process images and video of vehicles illegally passing school buses Capture and process images and video of vehicles violating city bus lane restrictions $228M Service + $55M Product = $283M Total Revenue* * TTM Revenue for the period ending December 31, 2021

Why invest in verra mobility? Leadership, business model and strong financial performance A market leader with highly differentiated platforms Leading provider of road safety cameras in the U.S. Leading provider of toll and violation management to rental car and fleet management companies in U.S. Contracted, reoccurring revenue business model Contracts with the three largest U.S. rental car companies Large install base = reoccurring revenue Proven financial performance Solid financial results with robust margins Historically strong free cash flow conversion CAGR for service revenue from 2017-2021 = 21% Platform for future growth European expansion M&A

Service CAGR 21% Proven financial performance Strong revenue and profitability create beneficial cash flow Revenue Adj EBITDA & Margins Net Debt & Leverage (1) Strategy Verra Mobility generates a substantial amount of free cash flow Investing that cash flow back into the company for growth is an important part of our strategy We build organic growth through new markets, new customers or expanding with existing customers M&A has been part of our historical growth and it’s likely to be part of our future growth Revenue Revenue includes growth from acquisitions as follows: 2018 Service Revenue growth includes $114M from the acquisitions of HTA and EPC, and the remaining $23M of growth was organic 2019 Service Revenue growth includes $19M from acquisitions of HTA and EPC early in 2018. The remaining $33M of growth was organic 2021 Service Revenue and Product Revenue include $32.8M and $5.2M, respectively, from the acquisition of Redflex on June 18th. The December 7th acquisition of T2 Systems contributed $4.0M in Service Revenue and $2.6M in Product Revenue. Adj EBITDA Acquisitions have contributed to our overall profitability, but due to aggressive integration strategies we don’t carry separate cost structures and therefore cannot report the impact of Adj. EBITDA from acquisitions Adj EBITDA CAGR 29% 1 As of December 31, 2021, we had $25.0 million in outstanding borrowings on the Revolver, which was repaid in full in January 2022. Excluding the $25.0 million under the revolver, net leverage would be 4.2x

Future growth Verra Mobility has multiple levers for sustained growth Further migration to cashless and all-electronic tolling Intensified public attention given to traffic safety issues for drivers, pedestrians, bicyclists and law enforcement Benefit from Strong Industry Tailwind 1 Leverage existing capabilities to further penetrate ride and car sharing markets Collaborate with OEMs to connect directly to vehicles electronically, including autonomous vehicles Expand Mobility Platform 2 European Tolling & Violations has a large addressable market Natural extension of existing products to European fleet vehicles with existing Verra Mobility customers Expand Globally 3 Increase competitive positioning and strengthen portfolio with highly strategic acquisitions Create value through successful integration and synergy realization Pursue Accretive Acquisitions 4

M&A principles Evaluation Criteria Strategic Fit Connect all activities to Verra Mobility’s strategy Find opportunities where Verra Mobility’s and the target’s assets, when combined, can create unique value Financial Discipline Protect Verra Mobility’s capital: seek returns above the cost of capital required for the deal Integration Focus Establish close partnership with the broader organization Ensure cultural fit and change management discipline Establish processes for short and long-term execution and accountability 1 2 3 Programmatic Process Develop a robust and replicable process to identify, execute, and integrate firms into Verra Mobility Discovery Mindset Cultivate a mindset of discovery; seek to uncover asymmetric information Generate a robust pipeline of potential deals through research, networks, internal contacts, etc. Strong views, weakly held 4 5 Strategic Fit Financial Discipline Integration Focus Programmatic Process Discovery Mindset

APPENDIX

Verra Mobility Quarterly Results 2020 - 2021 Unaudited ($ in millions) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Service revenue $99.5 $62.8 $83.0 $91.0 $336.3 $89.8 $116.4 $141.8 $144.8 $492.8 Product sales 17.2 17.0 13.9 9.2 57.3 0.1 12.2 20.3 25.1 57.7 Total revenue $116.7 $79.8 $96.9 $100.2 $393.6 $89.9 $128.7 $162.1 $170.0 $550.6 Cost of service revenue 1.2 1.0 0.9 0.8 4.0 0.9 1.3 1.4 1.7 5.3 Cost of product sales 8.7 9.1 7.1 4.7 29.6 0.0 6.1 9.4 14.2 29.8 Operating expenses 32.3 26.7 26.5 30.2 115.7 30.5 36.4 48.3 48.1 163.4 Selling, general and administrative expenses 25.9 20.8 17.5 25.4 89.7 28.4 26.2 31.6 37.2 123.4 Depreciation, amortization, and (gain) loss on disposal of assets, net 29.2 29.2 29.6 28.8 116.8 28.3 27.0 29.5 32.0 116.8 Total costs and expenses $97.3 $86.8 $81.6 $90.1 $355.8 $88.1 $97.2 $120.2 $133.2 $438.7 Income (loss) from operations 19.4 (7.0) 15.3 10.1 37.8 1.8 31.5 41.9 36.7 111.9 Interest expense, net 12.5 9.5 9.6 9.3 40.9 9.2 11.7 11.6 12.5 44.9 Change in fair value of private placement warrants (15.5) 8.3 (4.4) 12.7 1.1 2.1 8.1 (5.1) 2.5 7.6 Tax receivable agreement adj - 4.4 - 2.4 6.9 - 1.7 - (2.7) (1.0) Loss on extinguishment of debt - - - - - 5.3 - - - 5.3 Other (income) expense, net (2.9) (1.5) (5.0) (2.5) (11.9) (3.0) (2.8) (3.5) (3.6) (12.9) Total other expense ($5.9) $20.8 $0.2 $21.9 $37.0 $13.6 $18.6 $3.1 8.7 44.0 Income (loss) before income taxes 25.4 (27.7) 15.0 (11.8) 0.9 (11.8) 12.9 38.8 28.0 67.9 Income tax provision (benefit) 3.2 (4.0) 4.0 2.3 5.4 (2.9) 8.9 11.5 8.9 26.5 Net (loss) income $22.1 ($23.7) $11.1 ($14.1) ($4.6) ($8.9) $4.0 $27.3 $19.1 $41.4 Bridge to adj. EBITDA Net (loss) income $22.1 ($23.7) $11.1 ($14.1) ($4.6) ($8.9) $4.0 $27.3 $19.1 $41.4 Interest expense, net 12.5 9.5 9.6 9.3 40.9 9.2 11.7 11.6 12.5 44.9 Income tax provision (benefit) 3.2 (4.0) 4.0 2.3 5.4 (2.9) 8.9 11.5 8.9 26.5 Depreciation and amortization 29.3 29.2 29.4 28.7 116.6 28.2 27.0 29.5 32.0 116.8 EBITDA $67.1 $11.0 $54.1 $26.2 $158.3 $25.6 $51.6 $80.0 $72.5 $229.6 Transaction and other related 0.5 0.1 0.1 1.2 1.9 4.1 3.3 2.7 3.8 14.0 Transformation expense – 0.5 0.6 (0.0) 1.1 0.3 0.4 0.8 0.2 1.7 Loss on extinguishment of debt – – – – – 5.3 - - - 5.3 TRA adjustment – 4.4 – 2.4 6.9 – 1.7 - (2.7) (1.0) Change in fair value of private placement warrants (15.5) 8.3 (4.4) 12.7 1.1 2.1 8.1 (5.1) 2.5 7.6 Stock-based compensation 2.8 3.3 3.2 3.4 12.6 2.9 3.6 3.7 3.6 13.8 Adjusted EBITDA $54.9 $27.6 $53.5 $45.8 $181.8 $40.3 $68.6 $82.1 $80.0 $270.9

Segment Results of Operations 2020 - 2021 Commercial Services Parking Solutions Unaudited ($ in millions) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Segment Total Revenue Commercial Services $61.2 $27.3 $44.2 $48.2 $180.9 $45.7 $66.5 $77.3 $71.5 $260.9 Segment Adj EBITDA Commercial Services $33.6 $7.3 $31.0 $25.2 $97.2 $22.6 $42.8 $51.3 $43.8 $160.4 Unaudited ($ in millions) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Segment Total Revenue Government Solutions $55.5 $52.5 $52.8 $52.0 $212.7 $44.2 $62.2 $84.8 $92.0 $283.2 Segment Adj EBITDA Government Solutions $21.2 $20.3 $22.5 $20.6 $84.7 $17.8 $25.8 $30.7 $33.6 $107.9 Unaudited ($ in millions) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Full Year 2021 Total Revenue Parking Solutions $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $6.5 $6.5 Adj EBITDA Parking Solutions $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $2.6 $2.6 Government Solutions

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2017 - 2018 Unaudited ($ in millions) 2017 2018 * Verra Mobility (Pre-HTA, Pre-EPC) Adj. Revenue $232.4 $370.1 HTA Adj. Revenue 103.7 15.8 EPC Reported Revenue 12.6 3.0 Verra Mobility Adj. Pro Forma Revenue $348.7 $388.9 Verra Mobility * Note: Fiscal year end December 31st. HTA and EPC based on Q1 for 2018. See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC.

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2017 - 2018 Unaudited ($ in millions) 2017 2018 Verra Mobility (Pre-HTA, Pre-EPC) Reported Services Revenue $228.2 $365.1 Adjustments: Non-cash Amortization of Contract Incentive 0.3 0.0 Sunshine State Tag Agency, Inc. Pre-acquisition Results 0.0 0.0 Verra Mobility (Pre-HTA, Pre-EPC) Adjusted Services Revenue $228.5 $365.1 Verra Mobility (Pre-HTA, Pre-EPC) Reported Product Revenue 3.9 5.1 Verra Mobility (Pre-HTA, Pre-EPC) Total Adjusted Revenue $232.4 $370.1 HTA Reported Revenue $101.4 $15.8 Adjustments: Non-cash Amortization of Contract Incentive 2.3 0.0 HTA Adjusted Revenue $103.7 $15.8 EPC Reported Revenue $12.6 $3.0 Total Adj. Pro Forma Revenue $348.7 $388.9

Verra Mobility Adj. Pro Forma EBITDA Reconciliation 2017 - 2018 Verra Mobility Unaudited ($ in millions) 2017 2018 * Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA $97.9 $197.6 HTA Adj. EBITDA 80.9 10.7 EPC Adj. EBITDA 5.0 1.2 Verra Mobility Adj. Pro Forma EBITDA $183.8 $209.5 * Note: Fiscal year end December 31st. HTA and EPC based on Q1 for 2018. See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC.

Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA Reconciliation 2017 - 2018 Verra Mobility (Pre-HTA, Pre-EPC) Unaudited ($ in millions) 2017 2018 Net Income $19.5 ($58.4) Definitional Adjustments: Depreciation and amortization 45.7 103.3 Interest expense, net 21.7 69.6 Income taxes (29.4) (16.2) Total definitional adjustments $38.0 $156.7 Reported EBITDA $57.5 $98.3 Adjustments: Transaction and other related expenses 32.0 56.4 Transformation expenses 3.9 8.8 Loss on extinguishment of debt 0.0 26.5 Sponsor Fees and expenses 4.2 5.4 Non-cash amortization of contract inducement 0.3 0.0 Stock-based compensation 0.0 2.3 Total adjustments $40.4 $99.4 Adjusted EBITDA $97.9 $197.6

HTA and EPC Adj. EBITDA Reconciliation 2017 HTA Unaudited ($ in millions) 2017 Net Income $67.6 Definitional Adjustments: Depreciation and amortization 2.1 Interest expense, net 0.1 Income taxes 0.4 Total definitional adjustments $2.6 Reported EBITDA $70.2 Adjustments: Extraordinary adjustments - primarily seller expenses 2.5 Contract incentive – non-cash amortization 2.3 Gain/loss on sale of equipment, net 0.0 Pro forma cc rebates 3.5 Capitalized internal labor 2.0 Other 0.4 Total adjustments 10.7 Adjusted EBITDA $80.9 EPC Unaudited ($ in millions) 2017 Net Income $3.6 Definitional Adjustments: Depreciation and amortization 0.0 Interest expense, net (0.0) Income taxes 1.0 Total definitional adjustments $1.0 Reported EBITDA $4.6 Adjustments: Extraordinary expenses add back 0.3 Legal fees – appointment of new directors 0.0 Board of directors fees add back 0.0 Total adjustments 0.3 Adjusted EBITDA $5.0

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